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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2004

                           RG GLOBAL LIFESTYLES, INC.
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               (Exact Name of Registrant as Specified in Charter)



           CALIFORNIA                0-25488                 33-0230641
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        (STATE OR OTHER          (COMMISSION FILE          (IRS EMPLOYER
        JURISDICTION OF              NUMBER)            IDENTIFICATION NO.)
         INCORPORATION)

                     17751 MITCHELL AVENUE, IRVINE, CA 92614
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 949-486-6666

                     200 EXECUTIVE DRIVE, NEWMARK, DE 19702
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On July 28, 2004, RG Global Lifestyles, Inc. (the "Company") entered into an Agreement and Plan of Reorganization, dated as of July 28, 2004 (the "Plan of Reorganization"), among Amerikal International Holding, Inc. ("AIH"), the Company, Horst Geicke, and the shareholders of Amerikal International Holding, Inc. (the "AIH Shareholders"). Pursuant to the Plan of Reorganization, the Company acquired all of the outstanding shares of AIH from the AIH Shareholders in exchange for the issuance by the Company to the AIH Shareholders of an aggregate of 1,900,000 shares of the Company's common stock. The Plan of Reorganization also provided for the transfer by an entity controlled by Horst Geicke to the AIH Shareholders of an aggregate of 16,630,607 shares of the Company's common stock held by the entity in exchange for nominal consideration.

         Prior to the consummation of the transactions contemplated by the Plan of Reorganization, Horst Geicke beneficially held 90% of the outstanding common stock of the Company. After the consummation of the transactions, the AIH Shareholders held an aggregate of 18,530,607 shares, or 86.34%, of the Company's common stock issued and outstanding after the transactions.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         At the consummation of the transactions contemplated by the Plan of Reorganization, the Company acquired all of the outstanding and issued capital stock of AIH. The Company issued an aggregate of 1,900,000 shares of the Company's common stock to the AIH Shareholders. Immediately following the transactions, the Company had an aggregate of 21,462,000 shares of common stock issued and outstanding. As a result of the transactions, AIH became a wholly-owned subsidiary of the Company. The Company believes that the transactions will qualify as a tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Following the consummation of the transactions, the Company caused AIH to be merged with and into the Company pursuant to a Certificate of Ownership filed with the California Secretary of State on August 12, 2004 and Articles of Merger filed with the Nevada Secretary of State on August 12, 2004. The Company continued as the surviving entity in the merger. As a result of the merger, Amerikal Nutraceutical Corp., formerly the direct, wholly-owned subsidiary of AIH and the indirect subsidiary of AIH, became the direct, wholly-owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial statements of business acquired.

               Financial statements required by this item will be filed by an amendment to this initial report on Form 8-K no later than October 11, 2004, which is the date occurring 60 days after the date by which this initial report on Form 8-K was required to be filed.


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         (b)   Pro forma financial information.

               Pro forma financial information required by this item will be filed by an amendment to this initial report on Form 8-K no later than October 11, 2004, which is the date occurring 60 days after the date by which this initial report on Form 8-K was required to be filed.

         (c)   Exhibits.

               The following exhibits are filed herewith:

EXHIBIT
NUMBER      DOCUMENT
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2.1         Agreement  and Plan of  Reorganization,  dated as of July 28,  2004, among Amerikal  International  Holding,  Inc., RG Global Lifestyles,
            Inc., Horst Geicke,  and the shareholders of Amerikal  International
            Holding, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 12, 2004                          RG GLOBAL LIFESTYLES, INC.


                                               By: /s/ Louis Knickerbocker
                                                 -------------------------------
                                                 Name:  Louis Knickerbocker
                                                 Title: President